================================================================================

                                                                    Exhibit 10.1


                                MERCK & CO., INC.

                                DEFERRAL PROGRAM


                      (AMENDED AND RESTATED JULY 22, 2003)


================================================================================

                                TABLE OF CONTENTS

                                                                         Page
Article I    Administration                                                1

Article II   Eligibility                                                   1

Article III  Deferral Into a Deferred Compensation Account                 1

Article IV   Valuation of Deferred Compensation Accounts                   2

Article V    Redesignation Within a Deferred Compensation Account          4

Article VI   Distribution of Deferred Compensation Accounts                6

Article VII  Deductions from Distributions                                 8

Article VIII Beneficiary Designations                                      8

Article IX   Amendments                                                    8

Schedule I   Deferral Program Investment Alternatives                      9

Schedule II  Special Provisions Applicable to Medco Health Employees      13


                                       (i)

                       MERCK & CO., INC. DEFERRAL PROGRAM

      The Deferral Program ("the Program") is intended to permit a select group of management to defer income which would otherwise be immediately payable to them as annual base salary or under various incentive plans of Merck & Co., Inc. ("the Company").

                                I. ADMINISTRATION

      This Program is administered by the Compensation and Benefits Committee of the Company's Board of Directors. This Committee is composed of non-employee directors only. The Committee shall have responsibility for determining which investments will be available under the Program, and those investments shall be listed on Schedule I hereto. The Committee shall review the investment selections at least once every five years. The Committee shall make all decisions affecting the timing, price or amount of any and all of the Deferred Compensation of participants subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 Officers"), but may otherwise delegate any of its authority under this Program.

                                 II. ELIGIBILITY

      Eligibility to defer under this Program will be determined in accordance with the terms of the Company's Base Salary Deferral Plan and various incentive plans. However, the Committee has the authority to refuse to permit an employee to participate in this Program, if the Committee determines that such participation would jeopardize the Program's compliance with applicable law or the Program's status as a top hat plan under the Employee Retirement Income Security Act.

               III. DEFERRAL INTO A DEFERRED COMPENSATION ACCOUNT

A.    ELECTION TO DEFER

      A participant's decision to defer under the Program must be made, (i) for the Base Salary Deferral Plan, prior to the commencement of the pay period during which the base salary to be deferred will be earned, (ii) for annual incentive plans, prior to the commencement of the performance year during which the bonus monies to be deferred will be earned, and (iii) for long-term incentive plans, prior to the commencement of the last year of the award period during which the bonus monies to be deferred will be earned. For purposes of annual incentive plans only, a participant who is hired by the Company during a performance year may make an election, no later than the thirtieth (30th) day from the participant's date of hire, to defer bonus monies to be earned during such performance year. For the Base Salary Deferral Plan, only amounts equal to or in excess of five percent (5%) of Annual Base Salary (as defined in the Base Salary Deferral Plan) and less than or equal to the lesser of (1) fifty percent (50%) of Annual Base Salary or (2) the Participant's Annual Base Salary in excess of the amount determined under Section 401(a)(17) of the Internal Revenue Code may be deferred. For the annual and long-term incentive plans, only amounts in excess of $3,000 may be deferred. Amounts so deferred are known as "Deferred Compensation" and will be credited to the participant's "Deferred Compensation Account." Deferred Compensation shall be held in one account regardless of the plan (Base Salary Deferral or incentive plan) under which it was deferred.

B.    ELECTION OF DISTRIBUTION SCHEDULE

1. Timing of Election

      The participant shall also elect a distribution schedule for his/her Deferred Compensation. A participant's election of a distribution schedule in connection with a deferral election under annual and/or long-term incentive plans shall be made at the same time that the participant makes the election to defer. A participant's initial election of a distribution schedule in connection with deferrals under the Base Salary Deferral Plan shall be made at the same time as the initial deferral election, shall be irrevocable during the calendar year for which it was made and shall apply to all deferrals of Annual Base Salary until a new distribution election becomes effective. Thereafter, an election of a different distribution schedule in connection with deferrals under the Base Salary Deferral Plan may be made at any time, provided, however, that such new distribution schedule shall only apply prospectively to deferrals of Annual Base Salary in the following calendar year.

2. Distribution Schedule

      A participant may elect to have payments begin at the participant's actual retirement date, subsequent to that date or prior thereto. A participant may elect a lump sum or a schedule of annual installments, up to a maximum of 15 annual installments. No installment, however, may be payable more than fifteen years after the participant's termination of employment.

C.    ELECTION OF INVESTMENT ALTERNATIVES

      The participant shall designate, in accordance with procedures established by the Company for such designation, the portion (in multiples of 1%) of the Deferred Compensation to be allocated to any investment alternative available under this Program.

                 IV. VALUATION OF DEFERRED COMPENSATION ACCOUNTS

A.    COMMON STOCK

1. Initial Crediting

      The amount allocated to Merck Common Stock shall be used to determine the number of full and partial shares of Merck Common Stock which such amount would purchase at the closing price of Merck Common Stock on the New York Stock Exchange on the date cash payments of base salary, for amounts deferred under the Base Salary Deferral Plan, or incentive awards, for amounts deferred under the various incentive plans, would otherwise be paid to the participant ("the Deferral Date"). Should the Committee determine that valuation on any Deferral Date would not constitute fair market value, then the Committee shall decide on which date fair market value shall be determined using the valuation method set forth in this paragraph. The Company shall credit the participant's Deferred Compensation Account with the number of full and partial shares of Merck Common Stock so determined. However, at no time prior to the delivery of such shares shall any shares be purchased or earmarked for such Account and the participant shall not have any of the rights of a shareholder with respect to shares credited to his/her Deferred Compensation Account.

2. Dividends

      The Company shall credit the Participant's Deferred Compensation Account with the number of full and partial shares of Merck Common Stock purchasable at the closing price of Merck Common Stock on the New York Stock Exchange as of the date each dividend is paid on the Common Stock, with the dividends which would have been paid on the number of shares credited to such Account (including pro rata dividends on any partial share) had the shares so credited then been issued and outstanding.

3. Redesignations

      The value of Merck Common Stock for purposes of redesignation shall be the closing price of Merck Common Stock on the New York Stock Exchange on (i) the day when the redesignation request is received pursuant to administrative guidelines established by the Human Resources Financial Services area of the Treasury department, provided the request is received prior to the close of the New York Stock Exchange on such day or (ii) the next following business day if the request is received when the New York Stock Exchange is closed.

4. Distributions

      Distributions of Merck Common Stock will be valued at the closing price of Merck Common Stock on the New York Stock Exchange on the distribution date.

5. Limitations

      Shares of Merck Common Stock to be delivered under the provisions of this Program may be delivered by the Company from its authorized but unissued shares of Common Stock or from Common Stock held in the treasury. The amount of shares available each year under this Program shall be one-tenth of one-percent of outstanding shares of Merck Common Stock on the last business day of the preceding calendar year plus any shares authorized under this Program in previous years but not used, minus any shares distributed under the Executive Incentive Plan after April 26, 1994.

6. Adjustments

      In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company, the number and kind of shares of Merck Common Stock available under this Program or credited to participants' Deferred Compensation Accounts shall be adjusted accordingly.

B.    MUTUAL FUNDS

1. Initial Crediting

      The amount allocated to each Mutual Fund shall be used to determine the number of full and partial Mutual Fund shares that such amount would purchase at the closing net asset value of the Mutual Fund shares on the Deferral Date. The Company shall credit the participant's Deferred Compensation Account with the number of full and partial Mutual Fund shares so determined. However, no Mutual Fund shares shall be purchased or earmarked for such Account, nor shall the participant have the rights of a shareholder with respect to such Mutual Fund shares.

2. Dividends

      The Company shall credit the participant's Deferred Compensation Account with the number of full and partial Mutual Fund shares purchasable, at the closing net asset value of the Mutual Fund shares as of the date each dividend is paid on the Mutual Fund shares, with the dividends which would have been paid on the number of shares credited to such Account (including pro rata dividends on any partial share) had the shares then been owned by the participant for purposes of the above computation.

3. Redesignations

      The value of Mutual Fund shares for purposes of redesignation shall be the net asset value of such Mutual Fund at the close of business on (i) the day when the redesignation request is received pursuant to administrative guidelines established by the Human Resources Financial Services area of the Treasury department, provided the request is received prior to the close of the New York Stock Exchange on such day or (ii) the next following business day if the request is received when the New York Stock Exchange is closed.

4. Distributions

      Mutual Fund distributions will be valued based on the closing net asset value of the Mutual Fund shares on the distribution date.

5. Adjustments

      In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of a Mutual Fund, the number and kind of shares of that Mutual Fund credited to participants' Deferred Compensation Accounts shall be adjusted accordingly.

             V. REDESIGNATION WITHIN A DEFERRED COMPENSATION ACCOUNT

A.    BASIC REDESIGNATION RULES

      A participant, or the beneficiary or legal representative of a deceased participant, may redesignate amounts credited to a Deferred Compensation Account among the investments available under this Program in accordance with the following rules:

      (1) Eligible Participants - Active employees, separated employees and retired participants are eligible to redesignate; provided, however, that no such redesignation shall be made into Merck Common Stock.

      (2) Frequency and Timing - Effective June 1, 1999, there is no limit on the number of times a participant may redesignate amounts measured by Mutual Funds, or, subject to Section B, below, Merck Common Stock. Redesignation shall take place on (i) the day when the redesignation request is received pursuant to administrative guidelines established by the Human Resources Financial Services area of the Treasury department, provided the request is received prior to the close of the New York Stock Exchange on such day or
            (ii) the next following business day if the request is received when the New York Stock Exchange is closed.

      (3) Amount and Extent of Redesignation - Redesignation must be in 1% multiples of the investment from which redesignation is being made.

      (4) Beneficiaries or Legal Representatives - The beneficiary or legal representative of a deceased participant may redesignate subject to the same rules as participants. However, the beneficiary or legal representative shall have one opportunity to redesignate any amount out of Merck Common Stock without regard to the rule set forth in Section B, below; thereafter, the beneficiary or legal representative shall be subject to the same redesignation rules as participants (including the limitation on redesignation out of Merck Common Stock).

B.   SPECIAL RULES FOR REDESIGNATION OUT OF COMMON STOCK

1.  Eligible Participants

No redesignation may be made out of Merck Common Stock unless the participant's balance in Merck Common Stock exceeds three times such participant's Annual Base Salary. For the purposes of this Section B, Annual Base Salary for an active participant shall be such participant's monthly base salary at the date the redesignation is requested, and, for a retired participant, monthly base salary at the date of retirement, annualized.

2.  Frequency and Timing

For Section 16 Officers, redesignations may only be made out of Merck Common Stock during any window period established by the Company from time-to-time.

3.  Amount.

Redesignation of amounts in Merck Common Stock is restricted to amounts in excess of three times Annual Base Salary. For Section 16 Officers, redesignation of amounts in Merck Common Stock is also restricted to amounts held in Merck Common Stock for longer than six (6) months.

4.  Material, Nonpublic Information

The Committee, in its sole discretion and with advice of counsel, at any time may rescind a redesignation out of Merck Common Stock if such redesignation was made by a participant who, a) at the time of the redesignation was in the possession of material, nonpublic information with respect to the Company; and
b) in the Committee's estimation benefited from such information in the timing of his/her redesignation. The Committee's determination shall be final and binding. In the event of such rescission, the participant's Deferred Compensation Account shall be returned to a status as though such redesignation had not occurred. Notwithstanding the above, the Committee shall not rescind a redesignation if the facts were reviewed by the participant with the

General Counsel of the Company or a designee prior to the redesignation and if the General Counsel or designee had concluded that such participant was not in possession of adverse material, nonpublic information.

C.    CONVERSION OF COMMON STOCK ACCOUNTS

      The Committee may, in its sole discretion, convert all of the shares of Merck Common Stock allocated to a participant's Deferred Compensation Account in the manner provided below where a position which a terminated or retired participant has taken or wishes to take is, in the opinion of the Committee, such as would make uncertain the propriety of the participant's having a continued interest in Merck Common Stock. The date of conversion shall be the date of commencement of such other employment or the date of the Committee's action, whichever is later.

      Conversion shall be from an expression of value in shares of Merck Common Stock in the participant's Deferred Compensation Account to an expression of value in United States dollars in another available investment. The value of the Merck Common Stock shall be based upon its closing price on the New York Stock Exchange on the date of conversion or if no trading took place on such day, the next business day on which trading took place. Any conversion under this paragraph shall be irrevocable and absolute.

               VI. DISTRIBUTION OF DEFERRED COMPENSATION ACCOUNTS

      Distribution of Deferred Compensation Accounts shall be made in accordance with the participant's distribution schedule pro rata by investment. Distributions from Merck Common Stock will be made in shares, with cash payable for any partial share, subject to the limitations set forth in Article IV, Section A.5. For Section 16 Officers, distribution of amounts in Merck Common Stock is also restricted to amounts held in Merck Common Stock for longer than six months. Distributions from Mutual Funds will be in cash. Distributions will be valued on the fifteenth day of the distribution month (or, if such day is not a business day, the next business day) and paid as soon thereafter as practicable.

A. Retirement

      A participant's retirement from active service will cause distributions of his/her Deferred Compensation Account to commence as soon as administratively feasible in accordance with the participant's previously elected schedule.

      If a participant retires from active service prior to age 65, the Committee may establish a different distribution schedule. The schedule chosen by the Committee, however, shall not be shorter than the participant's previously elected schedule unless there has been or would be a significant change in the participant's economic circumstances attributable to the participant's early retirement. If the Committee decides to change the participant's distribution schedule, the participant's Deferred Compensation Account must be distributed ratably over no less than five years. However, if a participant has retired at the Company's request, the limitation in the preceding sentence does not apply.

B. Death

      In the event of a participant's death, distributions under this Program will commence as soon as administratively feasible in accordance with his/her previously elected schedule. The participant's beneficiary or legal representative, however, may request that the Committee change such distribution schedule.

C. Automatic Distribution

      If a participant terminates employment for reasons other than death, divestiture or a separation due to reorganization, reduction in force, elimination of the participant's job, or to take a position with a joint venture or other business entity defined in Section E, below, and is not eligible to retire from active service under one of the Company's pension plans, then his/her Deferred Compensation Account will be automatically paid in a lump sum as soon as administratively feasible following his/her termination of employment. Furthermore, except as provided in Schedule II, any participant who dies, retires from active service, or whose employment terminates as a result of a divestiture, or a separation due to reorganization, reduction in force, or elimination of the participant's job, but whose Deferred Compensation Account is valued at less than $125,000 on the date of his/her death, retirement, termination due to divestiture or separation will have his/her Deferred Compensation Account distributed in a lump sum as soon as administratively feasible following his/her death, retirement, or termination due to divestiture or separation.

D. Termination Due to Divestiture or Separation

      If a participant is employed by a subsidiary of the Company that is sold, so that the subsidiary is no longer considered within the controlled group of the Company, that participant shall be considered to have terminated employment with the Company for purposes of this Program. If a participant's employment terminates as a result of a divestiture of a division or subsidiary of the Company, or as a result of a separation due to a reorganization, reduction in force, or elimination of the participant's job, distributions under this Program will commence as soon as administratively feasible after such termination of employment in accordance with his/her previously elected schedule or such schedule as the Committee, in its discretion, may approve in accordance with Section G, below.

E. Joint Venture Service

      A participant's termination of employment in order to take a position with a joint venture or other business entity in which the Company shall directly or indirectly own fifty percent or more of the outstanding voting or other ownership interest shall not be considered a termination of employment with the Company for purposes of distribution under this Program.

F. Hardship Distributions

The Committee, in its sole discretion, may accelerate the time of distribution of a participant's Deferred Compensation Account, if the participant experiences severe financial hardship due to illness, accident or death in the immediate family, loss of or damage to property due to casualty, or other extraordinary and unforeseeable circumstances. Such participant should provide the Committee with a statement in reasonable detail as to the nature of such financial hardship together with a statement that such acceleration is necessary to alleviate such hardship.

G. Post-Retirement, Post-Divestiture and Post-Separation Modifications

      A participant who has retired from active service or whose employment has terminated as a result of a divestiture or separation as described in Section D, above, may submit one petition to the Committee requesting an extension of the period of distribution of his/her Deferred Compensation Account. Such petition must be received by the Committee prior to the first distribution to the participant of his/her previously elected distribution schedule. Any revised distribution schedule may not exceed fifteen years from the date of actual retirement, or the divestiture or separation date and will be effective the beginning of the next calendar year. The Committee shall in no event grant a new schedule under which the participant would cumulatively receive a greater portion of his/her Deferred Compensation Account as measured at the end of each calendar year. Except as provided in Schedule II, a participant who is an active employee may not make a request under this paragraph.

                       VII. DEDUCTIONS FROM DISTRIBUTIONS

      The Company will deduct from each distribution amounts required to be withheld for income, Social Security and other tax purposes. Such withholding will be done on a pro rata basis per investment. The Company may also deduct any amounts the participant owes the Company for any reason.

                         VIII. BENEFICIARY DESIGNATIONS

      A participant under this program may designate a beneficiary to receive his/her Deferred Compensation Account upon the participant's death. Should the beneficiary predecease the participant or should the participant not name a beneficiary, the participant's Deferred Compensation Account will be distributed to the participant's estate.

                                 IX. AMENDMENTS

      The Committee may amend this Program at any time. However, such amendment shall not materially adversely affect any right or obligation with respect to any Deferred Compensation made theretofore.

SCHEDULE I

                    DEFERRAL PROGRAM INVESTMENT ALTERNATIVES
                      (JANUARY 1, 2002 - JANUARY 10, 2003)



MERCK COMMON STOCK

MUTUAL FUNDS

         American Century Emerging Markets Fund
         American Funds EuroPacific Growth Fund
         Fidelity Destiny I
         Fidelity Dividend Growth
         Fidelity Equity-Income Fund
         Fidelity Low-Priced Stock Fund
         Fidelity Retirement Money Market
         Fidelity Spartan (R) Government Income
         Fidelity Spartan (R) U.S. Equity Index
         Franklin Small-Mid Cap Growth A
         Janus Enterprise
         Janus Growth & Income
         Liberty Acorn Fund-Class Z
         PIMCO Foreign Bond Institutional
         PIMCO Long Term US Government Institutional
         PIMCO Total Return Institutional
         Putnam Global Equity Fund A*
         Putnam International Voyager A
         Putnam Vista A
         T. Rowe Price Blue Chip Growth Fund
         Vanguard Asset Allocation




         *From September 20, 2002 - September 30, 2002, this investment was briefly named the Putnam Global Growth Fund A as a result of the merger, in September 2002, of Putnam Global Equity Fund A with Putnam Global Growth Fund A. The merged fund briefly retained the name "Putnam Global Growth Fund A." Effective October 1, 2002, the merged fund changed its name to "Putnam Global Equity Fund A."

SCHEDULE I

                    DEFERRAL PROGRAM INVESTMENT ALTERNATIVES
                  (EFFECTIVE JANUARY 11, 2003 TO JULY 31, 2003)

         MERCK COMMON STOCK

         MUTUAL FUNDS

                  American Century Emerging Markets Institutional
                  American Funds EuroPacific Growth Fund
                  Fidelity Destiny I
                  Fidelity Dividend Growth
                  Fidelity Equity-Income
                  Fidelity Low-Priced Stock
                  Fidelity Retirement Money Market
                  Fidelity Spartan Government Income
                  Fidelity Spartan U.S. Equity Index
                  Franklin Small-Mid Cap Growth A
                  Janus Enterprise
                  Janus Growth & Income
                  Liberty Acorn Class Z
                  PIMCO Foreign Bond Institutional
                  PIMCO Long Term US Government Institutional
                  PIMCO Total Return Institutional
                  Putnam Global Equity A
                  Putnam International Capital Opportunities Fund A* Putnam Vista A
                  T. Rowe Price Blue Chip Growth
                  Vanguard Asset Allocation

*Prior to April 30, 2003, known as Putnam International Voyager Fund A.

REDESIGNATION OF DEFERRED AMOUNTS MEASURED BY PUTNAM VISTA A ON JULY 31, 2003

Prior to 4 p.m. ET on July 31, 2003, each participant who has any part of his/her Deferred Compensation Account measured by the Putnam Vista A investment alternative may redesignate the amount in such investment alternative in accordance with Article V, Section A. If a participant does not redesignate the amount measured by the Putnam Vista A investment alternative to any other remaining investment alternatives before 4 p.m. ET on July 31, 2003, then the amount in the Putnam Vista A account shall be redesignated as of 4 p.m. ET on July 31, 2003, to the Fidelity Mid-Cap Stock Fund.

SCHEDULE I

                    DEFERRAL PROGRAM INVESTMENT ALTERNATIVES
                            (EFFECTIVE JULY 31, 2003)

         MERCK COMMON STOCK

         MUTUAL FUNDS

                  American Century Emerging Markets Institutional
                  American Funds EuroPacific Growth Fund
                  Fidelity Destiny I
                  Fidelity Dividend Growth
                  Fidelity Equity-Income
                  Fidelity Low-Priced Stock
                  Fidelity Mid-Cap Stock Fund
                  Fidelity Retirement Money Market
                  Fidelity Spartan Government Income
                  Fidelity Spartan U.S. Equity Index
                  Franklin Small-Mid Cap Growth A
                  Janus Enterprise
                  Janus Growth & Income
                  Liberty Acorn Class Z
                  PIMCO Foreign Bond Institutional
                  PIMCO Long Term US Government Institutional
                  PIMCO Total Return Institutional
                  Putnam Global Equity A
                  Putnam International Capital Opportunities Fund A*
                  T. Rowe Price Blue Chip Growth
                  Vanguard Asset Allocation

*Prior to April 30, 2003, known as Putnam International Voyager Fund A.

SCHEDULE I

                    DEFERRAL PROGRAM INVESTMENT ALTERNATIVES
                           (REVISED OCTOBER 17, 2003)

         MERCK COMMON STOCK

         MUTUAL FUNDS

                  American Century Emerging Markets Institutional
                  American Funds EuroPacific Growth Fund
                  Columbia Acorn Fund *
                  Fidelity Destiny I
                  Fidelity Dividend Growth
                  Fidelity Equity-Income
                  Fidelity Low-Priced Stock
                  Fidelity Mid-Cap Stock Fund
                  Fidelity Retirement Money Market
                  Fidelity Spartan Government Income
                  Fidelity Spartan U.S. Equity Index
                  Franklin Small-Mid Cap Growth A
                  Janus Enterprise
                  Janus Growth & Income
                  PIMCO Foreign Bond Institutional
                  PIMCO Long Term US Government Institutional
                  PIMCO Total Return Institutional
                  Putnam Global Equity A
                  Putnam International Capital Opportunities Fund A**
                  T. Rowe Price Blue Chip Growth
                  Vanguard Asset Allocation

*Prior to October 2003, known as Liberty Acorn Class Z

**Prior to April 30, 2003, known as Putnam International Voyager Fund A.

SCHEDULE II

                        SPECIAL PROVISIONS APPLICABLE TO
                             MEDCO HEALTH EMPLOYEES
                            (APPROVED JULY 23, 2002)

DEFINITIONS

Medco Health - Medco Health Solutions, Inc.

Medco Health Employee - A participant who is (i) employed by Medco Health prior to the Spin-Off or (ii) employed by Merck prior to the Spin-Off and expected to be employed by Medco Health prior to or as of the Spin-Off.

Separated Medco Health Employee - A participant in the Deferral Program who is employed by Medco Health as of the date of the Spin-Off and is considered to have terminated employment with the Company as a result of the Spin-Off.

Spin-Off -- The distribution by Merck to its shareholders of the equity securities of Medco Health. The Spin-Off will be a divestiture for purposes of the Deferral Program.



SPECIAL PROVISIONS

Notwithstanding anything to the contrary in Article VI, Section C of the Deferral Program, the Deferred Compensation Account of each Separated Medco Health Employee shall be paid out in accordance with Article VI, Section D, without regard to the $125,000 threshold set forth in Section C.

Notwithstanding anything to the contrary in Article VI, Section G of the Deferral Program, each Medco Health Employee may submit the petition for an extension of the distribution schedule permitted under Section G either prior to the Spin-Off or once the Medco Health Employee has become a Separated Medco Health Employee; provided, however, that if a Medco Health Employee makes a request for a new distribution schedule prior to the Spin-Off and thereafter does not become a Separated Medco Health Employee, then such request shall not be effective.